Exhibit 10.122

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS.  ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Sunoco Logistics	Sunoco Partners Marketing & Terminals LP.
907 S. Detroit
Tulsa, OK 74120

September 11, 2008

Ladder Energy Company

c/o EnMark Services, Inc

Attn:   Lee D. Vendig, II

1700 Pacific Avenue, Suite 4500

Dallas, TX 75201

Re:	Crude Oil Purchase Agreement
Sunoco Partners Reference No. 502606

Dear Mr. Vendig,

Reference is made to the above subject Crude Oil Purchase Agreement whereby Sunoco Partners Marketing & Terminals L. P. will purchase all of the crude oil and condensate, produced from the lease(s) listed on Exhibit A.

This confirms our understanding that by mutual consent said agreement shall be amended as follows:

Effective September 1, 2008, the Price shall be amended to read as follows:

Sunoco’s base price for Oklahoma Sweet crude oil (currently Sunoco’s Column 7), no gravity adjustment, available in Sunoco Partners Marketing & Terminals L. P. Crude Oil Price Bulletin Summary as published, modified by the net adjustment. Buyer and Seller agree that for all leases listed on the attached Exhibit A and any additions thereto during the term of this agreement, the net adjustment will be computed as set forth in Exhibit A. The Temporary Marketing Adjustment (T.M.A.) currently equals *****(1) per barrel.

For pricing purposes, the oil delivered during any given calendar month hereunder shall be deemed to have been delivered in equal daily quantities during such month.

Except as specifically modified, all terms and conditions of said Crude Oil Purchase Agreement shall remain in full force and effect.

Please acknowledge your agreement to this amendment by signing below and mailing or faxing a copy to:

Sunoco Partners Marketing & Terminals L. P.
Attn: Margaret Bassham
907 S. Detroit, 8th floor
Tulsa, OK 74120
Fax: (918) 586-6879

If we do not receive a signed copy by mail or fax within ten (10) business days from the date of receipt of this amendment, we will take that as evidence of your acceptance of this amendment to the above referenced agreement.

Agreed and accepted this 31st day of October, 2008

LADDER ENERGY COMPANY		SUNOCO PARTNERS MARKETING & TERMINALS L.P.
		By:	Sunoco Logistics Partners Operations GP LLC, Its General Partner

By:	/s/ Patrick M. McKinney	By:	/s/ James A. Medico
Title: VP of Operations			James A. Medico
		Title	Oklahoma Region Manager

(1) THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS.  ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

EXHIBIT A

CRUDE OIL PURCHASE AGREEMENT

LADDER ENERGY COMPANY- COPA #502606

EFF LEASE DATE	LEASE NAME	SUNOCO P/N	LEGAL DESC.	COUNTY/ST	PRICE
09/01/00	DOWNEY TANK	036091	SEC 23-26N-05W	GRANT/OK	COl 7* (+) Platts P+ *****(2) $*****(2)
08/01/04	SOWARDS #1	047366	SEC 25-15n-05e	LINCOLN.OK	COl 7* (+) Platts P+ *****(2) $*****(2)
02/01/00	KIRK #2A-27	500204	SEC 27-26N-05W	GRANT/OK	COl 7* (+) Platts P+ *****(2) $*****(2)
08/01/04	DAVENPORT UNIT	821017	SEC 03-14N-05E	LINCOLN/OK	COl 7* (+) Platts P+ *****(2) $*****(2)
08/01/04	STATE SCHOOL A1	884742	SEC 36-15N-05E	LINCOLN/OK	COl 7* (+) Platts P+ *****(2) $*****(2)
08/01/04	STATE SCHOOL 31	884746	SEC 36-15N-05E	LINCOLN/OK	COl 7* (+) Platts P+ *****(2) $*****(2)

*AS POSTED IN SUNOCO MARKETING AND TERMINALS L.P. PRICE BULLETIN SUMMARY

(2) THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS.  ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.